Dear Fellow Shareholder:

         As you may know, Bartlett & Co. has entered into a merger agreement with Legg Mason, Inc., an investment firm based in Baltimore, Maryland. When the merger becomes effective, currently scheduled to occur in early January 1996, Bartlett & Co. will become a wholly-owned subsidiary of Legg Mason. Over the past several years, Legg Mason has acquired several other well-known investment advisers, including Batterymarch Financial Management, Inc. in Boston and Western Asset Management Company in Los Angeles. We're proud to be joining this group of companies.

         The enclosed proxy statement explains what the affiliation with Legg Mason, Inc. will mean for Bartlett & Co. and the Bartlett Mutual Funds. Among other things, the change in ownership of Bartlett & Co. means that the investment advisory contracts between the Bartlett Mutual Funds and Bartlett & Co. are considered to be "assigned" under federal securities laws. The Bartlett Mutual Funds advisory contracts after the merger will be identical (other than their expiration dates) to the present advisory contracts, and are required to be approved by the shareholders of each of the Bartlett Mutual Funds, and shareholders meetings have been called for that purpose on December ___, 1995.

         As you'll see in the proxy statement for those meetings, there will be no change in the investment management of the Bartlett Mutual Funds portfolios. The portfolio managers who have been running these portfolios for years will continue to run them. There will be no change in advisory fees, or in the investment objectives and policies of the Bartlett Mutual Funds. Following the merger, Bartlett & Co. will no longer handle certain administrative functions for the Bartlett Mutual Funds, but we're working closely with Legg Mason to ensure that these operational changes transition smoothly, with as little inconvenience to you as possible. In fact, we hope any changes will be invisible to you, our shareholders.

         Please take the time to complete and return the enclosed proxy cards in the enclosed self-addressed, stamped envelope. Your vote is important to us. Shareholder approval of the assignment of the Bartlett Mutual Funds advisory contracts is a necessary step to completing the merger. We've been fortunate to have your support in the past, and we're confident that you'll continue that support with a vote "FOR" these proposals.


                                        Sincerely,

                                                               R&O DRAFT 11/2/95


                             BARTLETT CAPITAL TRUST
                           BARTLETT MANAGEMENT TRUST
                             36 EAST FOURTH STREET
                              CINCINNATI, OH 45202

       _________________________________________________________________

                JOINT NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                              DECEMBER    , 1995
       _________________________________________________________________


                 Special Meetings of Shareholders of Bartlett Capital Trust (the "Capital Trust") and Bartlett Management Trust (the "Management Trust" and, together with the Capital Trust, the "Trusts") will be held at 36 East Fourth Street, Cincinnati, Ohio 45202, on December____, 1995, at 9:00 a.m. to act on the following matters:

                 1. Approval or disapproval of new investment advisory agreements between the Trusts and the Trusts' investment advisor, Bartlett & Co., on the same terms as the current investment advisory agreements.

                 2. Such other business as may properly come before the meeting.

                 Shareholders of record of the Trusts as of the close of business on November 6, 1995, are entitled to notice of and to vote at the meeting or any adjournment thereof.


                                        By Order of the Boards of Trustees.





Cincinnati, Ohio
November____, 1995


                            YOUR VOTE IS IMPORTANT

       TO ENSURE A QUORUM, PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED
      STATES.  IF YOU ATTEND THE MEETING, YOUR PROXY WILL BE RETURNED TO
              YOU UPON REQUEST TO THE SECRETARY OF THE MEETING.

                             BARTLETT CAPITAL TRUST
                           BARTLETT MANAGEMENT TRUST
                             36 EAST FOURTH STREET
                              CINCINNATI, OH 45202


                                PROXY STATEMENT


                 This proxy statement is furnished in connection with the solicitation by the Boards of Trustees of Bartlett Capital Trust (the "Capital Trust") and Bartlett Management Trust (the "Management Trust" and, together with the Capital Trust, the "Trusts") of proxies for use at the special meetings of shareholders of the Trusts (the "Meeting") to be held at 36 East Fourth Street, Cincinnati, Ohio 45202, on December____, 1995, at 9:00 a.m., or any adjournment thereof. The Meeting has been called to approve or disapprove new investment advisory agreements (the "Proposed Agreements") between the Trusts and the current investment advisor to the Trusts, Bartlett & Co., an Ohio corporation ("Bartlett"). Bartlett has executed an Agreement and Plan of Merger (the "Merger Agreement") with Legg Mason, Inc., a Maryland corporation ("Legg Mason"), pursuant to which Bartlett will become a wholly-owned subsidiary of Legg Mason (the "Merger"). Under the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Act"), the Merger will be deemed to constitute an assignment of the investment advisory agreements currently in effect between the Trusts and Bartlett (the "Current Agreements"). As required under the Act, the Current Agreements provide for their automatic termination in the event of an assignment. Accordingly, new investment advisory agreements must be adopted by the Trusts. Pursuant to the Act, adoption of new investment advisory agreements requires shareholder approval. OTHER THAN THEIR EXPIRATION DATES, THE PROPOSED AGREEMENTS ARE SUBSTANTIALLY IDENTICAL IN FORM AND TERMS TO THE CURRENT AGREEMENTS AND ARE ATTACHED HERETO AS EXHIBIT A. Shareholder approval of each of the Proposed Agreements is a condition precedent to the consummation of the Merger.

                 Commencing after the Merger and during the year following the Merger, Bartlett and Legg Mason plan to propose to the Boards of Trustees of the Trusts the transfer of custodial and certain administrative functions relating to the Bartlett Funds (as defined below), including fund accounting, transfer agency, dividend disbursement, plan agency and shareholder services, to Legg Mason subsidiaries or third parties currently providing such services to mutual funds sponsored by Legg Mason subsidiaries. In addition, during the year following the Merger and thereafter, Bartlett and Legg Mason will consider proposing to the Trustees of the Trusts a restructuring of the Bartlett Funds, including the merger of those Legg Mason and Bartlett mutual funds with similar investment objectives. Any such proposal will be considered by the Boards of Trustees of the Funds and, to the extent required by law, presented to the applicable Funds' shareholders for approval. See "The Investment Advisory Agreements -- Terms of the Investment Advisory Agreements," "-- Brokerage" and "-- Information Regarding Legg Mason and the Trusts".

                               VOTING INFORMATION

                 Only shareholders of record as of November 6, 1995 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The enclosed proxy may be revoked at any time prior to its exercise. Revocation of the proxy may be accomplished either by written notice to the Secretary of a Trust at the Trust's address listed above prior to the Meeting, by subsequent execution of another proxy prior to the Meeting, or by giving personal notice of revocation at the Meeting to the Chairman of the Meeting.

                 If sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares of each Fund represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote for the proposal in favor of such an adjournment and will vote those proxies required to be voted against the proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

                 As of the Record Date, there were 24,689,793.558 outstanding shares of beneficial interest of the Capital Trust, consisting of 7,190,031.172 shares of the Bartlett Basic Value Fund, 9,137,855.585 shares of the Bartlett Fixed Income Fund, 5,534,628.443 shares of the Bartlett Value International Fund, and 2,827,278.358 shares of the Bartlett Short Term Bond Fund (individually, a "Fund" and collectively, the "Funds"). As of the Record Date, there were 98,291,758.618 outstanding shares of beneficial interest of the Management Trust, consisting entirely of shares of the Bartlett Cash Reserves Fund (individually, also a "Fund" and, collectively with the other
Funds, also the "Funds").   Shareholders of record on the Record Date are
entitled to one vote for each share held and fractional votes for fractional shares held. For a description of the Fund share holdings by certain shareholders, including the officers and Trustees of each of the Trusts, see "Other Information -- Management of the Trusts".

                 An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of the Proposed Agreement for that Fund. As defined in the Act, a vote of the holders of a majority of the outstanding shares means with respect to each Fund the vote of
(i) 67% or more of the voting shares of that Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares, whichever is less.

                 The proxyholders will vote all duly executed proxies that are received by the Trusts. Where a choice has been specified on the proxy with respect to the matter submitted for shareholder approval, the shares represented by the proxy will be voted in accordance with the specification, and if no specification is indicated will be voted FOR. With respect to abstentions, the shares will be considered present at the Meeting for purposes of determining the existence of a quorum, but since they are not affirmative votes for the proposal, they will have the same effect as a vote against the proposal.

                 A shareholder receiving this Proxy Statement may hold shares in one or both Trusts and in one or more Funds. A proxy card with respect to each Fund of which a shareholder owns shares accompanies this Proxy Statement. A Shareholder may execute proxies or vote at the Meeting with respect to all shares owned in each of the Funds. The votes cast with respect to the shares of each Fund will be counted separately to determine whether each Fund's shareholders have approved the Proposed Agreement for that Fund.

                 The costs of soliciting proxies in the accompanying form, including the costs of preparing, printing and mailing the accompanying Notice and this proxy statement and the costs of the Meeting will be paid by Bartlett. Proxy materials will also be distributed through brokers, custodians and nominees to beneficial owners, and Bartlett will reimburse such parties for reasonable charges and expenses. In addition to the use of the mails, proxies may be solicited by telephone by officers and Trustees of the Trusts, or their agents, on behalf of the Boards of Trustees of the Trusts, expenses of which will be paid by Bartlett. Bartlett also may retain, at its expense, a proxy soliciting firm to assist with proxy soliciting activities to obtain the necessary representation.

                 THE BARTLETT MUTUAL FUNDS ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 1995 CONTAINING FINANCIAL AND OTHER INFORMATION WITH RESPECT TO THE FUNDS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST, FROM THE BARTLETT MUTUAL FUNDS, 36 EAST FOURTH STREET, CINCINNATI, OHIO 45202, TELEPHONE NUMBER 1-800-800-3609.


                       THE INVESTMENT ADVISORY AGREEMENTS

INTRODUCTION

                 On October 23, 1995, Bartlett, its principal shareholders and Legg Mason entered into the Merger Agreement pursuant to which Bartlett will become a wholly-owned subsidiary of Legg Mason.

                 The consummation of the Merger will be deemed to constitute an assignment (as that term is defined in the Act) of the Current Agreements. The Current Agreements provide for their automatic termination in the event of an assignment. Therefore, new investment advisory agreements between the Trusts and Bartlett are hereby being proposed for approval by the shareholders of each Fund. Forms of the Proposed Agreements are attached hereto as EXHIBIT A.
OTHER THAN THEIR EXPIRATION DATES, THE PROPOSED AGREEMENTS ARE SUBSTANTIALLY IDENTICAL IN FORM AND TERMS TO THE CURRENT AGREEMENTS.

                 Shareholder approval of each of the Proposed Agreements is a condition precedent to the consummation of the Merger. If shareholders of any Fund do not approve the Proposed Agreement for such Fund, Legg Mason and Bartlett each has the right not to proceed with the Merger. In the event that shareholders of a Fund do not approve the Proposed Agreement with respect to such Fund and Legg Mason and Bartlett nonetheless proceed with the Merger, the Current Agreement of such Fund would terminate and the Trustees of the applicable Trust would seek to obtain interim advisory services for such Fund, either from Bartlett or from another advisory organization. Thereafter, the Trustees of such Trust would either negotiate a new investment management agreement for such Fund with an investment advisor selected by the Trustees or make other appropriate arrangements, in either event subject to approval by the shareholders of such Fund. If the Merger is not consummated for any reason, the Current Agreements will remain in effect.

                 The Proposed Agreements will be dated the date of the consummation of the Merger, which is expected to occur on or about January 2, 1996, but in no event later than March 31, 1996. The Proposed Agreements will be in effect for an initial term ending on the second anniversary of the consummation of the Merger, and may continue thereafter on a year-to-year basis, subject to approval by the Trustees of the Trust or the vote of the holders of a majority of the outstanding shares of each Fund (as defined in the Act), and also, in either event by a vote of the majority of the disinterested Trustees of the Trust in accordance with the Act and pursuant to the terms and conditions of the Proposed Agreements.

RECOMMENDATIONS OF THE BOARDS OF TRUSTEES

                 The Boards of Trustees of the Trusts met on November 6, 1995 to consider the Merger and its anticipated effects upon the Trusts and the Funds. As required under the Act, on November 6, 1995, the Boards of Trustees of each Trust, including a majority of the disinterested Trustees of each Trust, unanimously voted to approve the Proposed Agreements and to recommend them, respectively, to the shareholders of each Fund for approval.

                 For information about the Boards of Trustees' deliberations and the reasons for their recommendations, please see "-- Evaluation of the Proposed Agreements by the Boards of Trustees".

                 THE BOARDS OF TRUSTEES OF EACH TRUST, INCLUDING A MAJORITY OF THE DISINTERESTED TRUSTEES OF EACH TRUST, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FORAPPROVAL OF THE PROPOSED AGREEMENTS.

TERMS OF THE INVESTMENT ADVISORY AGREEMENTS

                 There are three Current Agreements between the Capital Trust and Bartlett. The Current Agreement with respect to the Bartlett Basic Value Fund and the Bartlett Fixed Income Fund has been effective since January 4, 1988. The Current Agreement for the Bartlett Basic Value Fund and the Bartlett Fixed Income Fund was approved by shareholder vote at a special meeting of the shareholders of the Capital Trust held on December 14, 1987. Shareholder approval of that agreement was required as a result of the assignment by the partners of Bartlett & Co., a general partnership, of the partnership's investment advisory business to its successor-in-interest, Bartlett & Co., an Ohio corporation. In addition, new standards were set for the selection of brokers and dealers to execute the Capital Trust's portfolio transactions. The Current Agreement for the Bartlett Basic Value Fund and the Bartlett Fixed Income Fund was last renewed on May 8, 1995 by the Board of Trustees of the Capital Trust with the unanimous vote of the Trustees, including all of the disinterested Trustees, in accordance with the Act. This Current Agreement expires on July 31, 1996.

                 The Current Agreement with respect to the Bartlett Value International Fund has been effective since January 1, 1994, at which time Bartlett agreed to make permanent what had been a voluntary fee waiver, reducing the management fee to 1.75% on average daily net asset levels in excess of $20 million, up to and including $200 million and retaining the management fee of 1.25% of the average daily net assets of the Fund in excess of $200 million. The reduction in management fees did not require shareholder approval. The fee reduction was the sole revision to the prior management agreement between the Capital Trust and Bartlett with respect to the Bartlett Value International Fund, which prior agreement had been approved by the then-sole shareholder of the
Bartlett Value International Fund on October 10, 1989.   The Current Agreement
for the Bartlett Value International Fund was last renewed on May 8, 1995 by the Board of Trustees with the unanimous vote of the Trustees, including all of the disinterested Trustees, in accordance with the Act. This Current Agreement expires on July 31, 1996.

                 The Current Agreement with respect to the Bartlett Short Term Bond Fund was approved by the Board of Trustees on November 22, 1993, and was approved by the then-sole shareholder of that Fund on February 4, 1994. The Current Agreement for the Bartlett Short Term Bond Fund was last renewed on May 8, 1995 by the Board of Trustees with the unanimous vote of the Trustees, including all of the disinterested Trustees, in accordance with the Act. This Current Agreement expires on July 31, 1996.

                 There is one Current Agreement between the Management Trust and Bartlett with respect to the Bartlett Cash Reserves Fund, which has been in effect since January 1, 1994, at which time Bartlett agreed to make permanent what had been a voluntary fee waiver, reducing the management fee to .78% on the first $500 million of average daily net assets of the Fund, and retaining the management fee of .75% of the average daily net assets of the Fund in excess of $500 million. The reduction in management fees did not require shareholder approval. The fee reduction was the sole revision to the prior management agreement between the Management Trust and Bartlett with respect to the Bartlett Cash Reserves Fund, which prior agreement had been approved by the then-sole shareholder of the Bartlett Enhanced Cash Reserves Fund, predecessor to the Fund, on February 16, 1988. The Current Agreement for the Bartlett Cash Reserves Fund was last renewed on May 8, 1995 by the Board of Trustees with the unanimous vote of the Trustees, including all of the disinterested Trustees, in accordance with the Act. This Current Agreement expires on July 31, 1996.

                 OTHER THAN THEIR EXPIRATION DATES, THE CURRENT AGREEMENTS AND THE PROPOSED AGREEMENTS ARE SUBSTANTIALLY IDENTICAL IN FORM AND TERMS (the Current Agreements and the Proposed Agreements are hereafter collectively referred to as the "Agreements"). Forms of the Proposed Agreements are attached to this Proxy Statement as EXHIBIT A. The Agreements require Bartlett to furnish the Trusts and their Funds with investment advice and to manage their investments, subject to the approval of the Trusts' Boards of Trustees.

                 Under the terms of the Agreements, Bartlett pays all of the expenses of the Trusts, except brokerage, taxes, interest and extraordinary expenses. As compensation for Bartlett's advisory services and agreement to pay the expenses of the Bartlett Basic Value Fund and the Bartlett Fixed Income Fund, the Capital Trust pays Bartlett a fee for each Fund, computed and accrued daily and paid monthly at an annual rate of 2% of the average daily net assets of such two Funds up to and including $10 million, 1.5% of the average daily net assets of such two Funds in excess of $10 million and up to and including $30 million and 1% of the average daily net assets of such two Funds in excess of $30 million. Under the Agreements, with respect to the Bartlett Basic Value Fund and the Bartlett Fixed Income Fund, the Trustees of the Capital Trust, in the exercise of their discretion, have determined that the fee should be allocated between the Bartlett Basic Value Fund and the Bartlett Fixed Income Fund by applying such rates to the average daily net assets of the Bartlett Basic Value Fund with the remainder of the fee to be allocated to the Bartlett Fixed Income Fund.

                 As compensation for Bartlett's advisory services and agreement to pay the expenses of the Bartlett Value International Fund, such Fund pays Bartlett a fee, computed and accrued daily and paid monthly at an annual rate of 2% of the average daily net assets of the Bartlett Value International Fund up to and including $20 million, 1.75% of the average daily net assets of the Fund in excess of $20 million up to and including $200 million and 1.25% of the average daily net assets of such Fund in excess of $200 million.

                 As compensation for Bartlett's advisory services and agreement to pay the expenses of the Bartlett Short Term Bond Fund, the Capital Trust pays Bartlett a fee, computed and accrued daily and paid monthly at an annual rate of .85% of the average daily net assets of the Bartlett Short Term Bond Fund.

                 As compensation for Bartlett's advisory services and agreement to pay the expenses of the Bartlett Cash Reserves Fund, the Management Trust pays Bartlett a fee, computed and accrued daily and paid monthly at an annual rate of .78% of the average daily net assets of the Bartlett Cash Reserves Fund up to and including $500 million, and .75% of the average daily net assets of the Bartlett Cash Reserves Fund in excess of $500 million.

                 Bartlett has agreed to reimburse each Fund to the extent that the expenses of such Fund for a fiscal year exceed the expense limitations applicable to such Fund imposed by state securities administrators, as such limitations may be lowered or raised from time to time. The most restrictive applicable limitation is presently 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million and 1.5% of the remaining average daily net assets. If any such reimbursement is required, the payment of the advisory fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to such Fund. Certain expenses such as brokerage commissions, if any, taxes, interest, extraordinary items and other expenses subject to approval of state securities administrators are excluded from such limitations. If the expenses of a Fund approach the applicable limitation in any state, such Fund will consider the various actions that are available to it, including suspension of sales to residents of that state.

                 Bartlett currently provides fund accounting, transfer agency, dividend disbursement, plan agency and shareholder services to the Trusts. The costs for such services are not separately paid to Bartlett, but are included within the investment advisory fees received from the Trusts. Legg Mason and Bartlett have informed the Trusts that during the year following the Merger Bartlett intends to cease providing these services to its clients, including the Funds, and to reduce its staff accordingly. In conjunction with this planned staff reduction, Legg Mason and Bartlett intend to recommend to the Trustees that a Legg Mason subsidiary provide the fund accounting services and that the Trusts engage third party providers currently used by Legg Mason-sponsored mutual funds for the other services described in this paragraph, beginning at some time during the year after the Merger. The Boards of Trustees of the Trusts will consider any such recommendation and, in determining whether to engage any Legg Mason subsidiary or third party, in the exercise of their fiduciary duties, will consider whether the provision of such services by the Legg Mason subsidiary or the proposed third parties will be of comparable scope and quality to the provision of those services by Bartlett.
In the event the Board of Trustees of either Trust does not adopt the Legg Mason and Bartlett proposal for provision of these services, the Trustees of the applicable Trust would seek to obtain such services from one or more other providers. Bartlett will continue to be responsible for the costs of such services, whether provided by it, the Legg Mason subsidiary or third parties. To the extent these services are performed by the Legg Mason subsidiary or third parties at costs different from those incurred by Bartlett in providing such services, Bartlett will have lower or higher net profits with respect to the investment advisory fees it receives from the Trusts.

                 Similarly, Bartlett and Legg Mason have informed the Trustees that they intend to recommend that the Trusts utilize a different custodian than the custodians now used by the Trusts, beginning at sometime during the year after the Merger. The Boards of Trustees will consider any such recommendation and, in the exercise of their fiduciary duties, will consider whether such change in custodians will provide custodial services of comparable scope and quality to those currently provided.

                 For the fiscal year ended March 31, 1995, Bartlett received fees of $3,388,312 and $614,397 in the aggregate from the Capital Trust and the Management Trust, respectively. The following table sets forth the fees received from each Fund of the Capital Trust for the fiscal year ended March 31, 1995:

                             FIXED INCOME            VALUE INTERNATIONAL                SHORT-TERM
    BASIC VALUE FUND             FUND                       FUND                         BOND FUND
    ----------------        --------------          ---------------------              -----------
       $1,173,808              $998,750                  $1,025,125                      $190,629


                 Pursuant to the Agreements, Bartlett retains the right to use the name "Bartlett" in connection with another investment company or business enterprise with which Bartlett is or may become associated. The Trusts' right to use the name "Bartlett" automatically ceases thirty days after termination of the Agreements and may be withdrawn by Bartlett on 30 days' written notice.

                 The Agreements provide that except as otherwise provided under the Act, neither Bartlett, nor any of its shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trusts in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under or payments made pursuant to the Agreements or any other matter to which the Agreements relate, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of its or his or her duties under the Agreements or by reason of reckless disregard by any of such persons of its or his or her obligations and duties under the Agreements.

                 Each Current Agreement initially had a two-year term and has been extended in accordance with its terms and the terms of the Act so that each now expires on July 31, 1996. Each Proposed Agreement has an initial term of two years from the consummation of the Merger, and may continue thereafter on a year-to-year basis if so approved by a vote of the applicable Board of Trustees, including the majority of the disinterested Trustees of such Trust, in accordance with the Act and pursuant to the terms and conditions of the
Proposed Agreement.   Each Agreement may be terminated without penalty by
either party thereto upon 60 days' written notice, and will automatically terminate upon its assignment, as defined in the Act.

BROKERAGE

                 The Agreements provide that, subject to policies established by the Board of Trustees of a Trust, Bartlett will be responsible for such Trust's portfolio decisions and the placing of such Trust's portfolio transactions. In placing portfolio transactions, Bartlett will seek the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Bartlett will generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. Neither Trust has an obligation to deal with any broker or dealer in the execution of its transactions.

                 The Agreements specifically authorize Bartlett to select brokers or dealers who also provide brokerage and research services to the Trusts and/or other accounts over which Bartlett exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if Bartlett determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either a particular transaction or Bartlett's overall responsibilities with respect to a Trust and to accounts over which it exercises investment discretion.

                 Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Trust effects securities transactions may be used by Bartlett in servicing all of its accounts, and not all such services may be used by Bartlett in connection with such Trust. Likewise, research and information provided by brokers or dealers serving other clients may be useful to Bartlett in connection with its services to the Trusts.

                 The Agreements provide that Bartlett and its affiliates (which would include Legg Mason and its affiliates if the Merger is consummated), in their capacity as broker-dealers, may receive brokerage commissions in connection with effecting portfolio transactions for the Trusts. The Trusts will not effect any brokerage transactions in their portfolio securities with Bartlett or its affiliates if such transactions would be unfair or unreasonable to the Trusts' shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. Legg Mason and Bartlett have informed the Trusts that Bartlett's brokerage operations will be terminated and that Legg Mason Wood Walker, Incorporated, Legg Mason's principal brokerage subsidiary ("LMWW"), will provide brokerage services to Bartlett's clients other than the Funds. Legg Mason and Bartlett have informed the Trusts that they have not entered into any arrangements in connection with the Merger whereby LMWW or any other Legg Mason affiliate will be entitled to effect portfolio transactions for any of the Funds. During the two years following the Merger, no portfolio transaction will be effected through LMWW or another Legg Mason subsidiary unless the Board of Trustees of a Trust, including a majority of the disinterested Trustees of such Trust, determines that a Fund is being disadvantaged by the inability of LMWW or another Legg Mason subsidiary to effect a portfolio transaction and approves such Fund's engagement of LMWW or another Legg Mason subsidiary to effect such transaction. Thereafter, it is not anticipated that any significant level of portfolio transactions will be effected through such subsidiary or any other affiliate of Legg Mason.

                 Over-the-counter transactions are placed either directly with principal market makers or with broker-dealers, including Bartlett and its affiliates (which would include Legg Mason and its affiliates if the Merger is consummated), if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked price. While the Trusts contemplate no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. Bartlett and its affiliates do not receive reciprocal brokerage business as a result of the brokerage business placed by the Trusts with others.

                  Under the Act, persons affiliated with a Trust are prohibited from dealing with such Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Trusts, including Bartlett and its affiliates (which would include Legg Mason and its affiliates if the Merger is consummated), will not serve as the Trusts' dealer in connection with such transactions. However, affiliated persons of the Trusts may serve as its broker in over-the-counter transactions conducted on an agency basis.

                 In determining the commissions to be paid to Bartlett or its affiliates, it is the policy of each Trust that such commissions will, in the judgment of the Board of Trustees of such Trust, be (a) at least as favorable to such Trust as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to such Trust as commissions contemporaneously charged by Bartlett and its affiliates on comparable transactions for its most favored unaffiliated customers, except for customers of Bartlett considered by a majority of such Trust's disinterested Trustees not to be comparable to such Trust. The Boards of Trustees, including a majority of the disinterested Trustees, of each Trust will from time to time review, among other things, information relating to the commissions charged by Bartlett and its affiliates to such Trust and its other customers, and posted rates and other information concerning the commissions charged by other qualified brokers.

                 To the extent that the Trust and another of Bartlett's clients or both Trusts seek to acquire the same security at or about the same time, a Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client or both Trusts, the resulting participation in volume transactions could produce better executions for a Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

                 R. Stuart Crickmer, Carol D. Hard, James F. Lummanick, Madelynn M. Matlock, James A. Miller, Donna M. Prieshoff, Dale H. Rabiner, James B. Reynolds, Kenneth L. Schlachter, Troy R. Snider, Thomas A. Steele and Woodrow H. Uible, by reason of their affiliation with Bartlett, receive benefits from any profits from brokerage commissions earned by Bartlett as a result of portfolio transactions for the Capital Trust. It is intended, however, that Bartlett will have no brokerage operations after the Merger and that none of the above Bartlett affiliates will receive any benefit from the execution of Fund portfolio transactions, if any, executed by Legg Mason affiliates. The Agreements do not provide for a reduction of management fees to Bartlett as a result of brokerage commissions generated from portfolio transactions of the Trusts.

                 The following table depicts, for the fiscal year ended March 31, 1995, the total brokerage commissions paid by the Capital Trust and each Fund within the Capital Trust, the amount of those commissions paid to Bartlett, the percentage of all commissions paid that were paid to Bartlett and the percentage of all portfolio transactions represented by the commissions paid to Bartlett. The Management Trust paid no commissions to any entity, including Bartlett, during its fiscal year ended March 31, 1995.

                                                                            BARTLETT             PERCENTAGE
                                      TOTAL          COMMISSIONS        COMMISSIONS AS A           OF ALL
                                   COMMISSIONS         PAID TO         PERCENTAGE OF ALL          PORTFOLIO
                                      PAID             BARTLETT           COMMISSIONS           TRANSACTIONS
                                 ---------------   ---------------    -------------------     ----------------
 Basic Value Fund                  $ 76,330             $900                 1.18%                  0.93%

 Value International Fund           126,539              ---                  ---                    ---

 Short-Term Bond Fund                 2,520              ---                  ---                    ---

 Fixed Income Fund                    4,000              ---                  ---                    ---

 Total for the Capital Trust       $209,389             $900                 0.43%                  0.48%

INFORMATION REGARDING LEGG MASON AND THE MERGER

                 The following information concerning Legg Mason has been provided to the Trusts by Legg Mason. The information concerning the Merger has been provided to the Trusts by Bartlett.

                 Legg Mason, headquartered at 111 South Calvert Street, Baltimore, Maryland 21202, is a publicly held, New York Stock Exchange listed, holding company that provides securities brokerage, investment advisory, corporate and public finance and mortgage banking services to individuals, institutions, corporations and municipalities, through its wholly-owned subsidiaries. Legg Mason's principal investment management subsidiaries are Legg Mason Fund Adviser, Inc., which serves as investment adviser to, or manager of, Legg Mason-sponsored mutual funds with aggregate assets of approximately $5.0 billion as of September 30, 1995, Western Asset Management Company, specializing in the management of fixed income assets for institutional accounts with approximately $16.0 billion under management as of September 30, 1995, and Batterymarch Financial Management, Inc., specializing in the management of domestic, international and emerging markets equity securities for institutional accounts with approximately $5.3 billion under management as of September 30, 1995.

                 Legg Mason has formed a wholly-owned subsidiary (the "Subsidiary"), organized under the laws of the State of Ohio, solely for the purpose of merging with and into Bartlett as contemplated by the Merger Agreement. Under the terms of the Merger Agreement, the Subsidiary will merge with and into Bartlett, with Bartlett to be the surviving corporation in the Merger. At the effective time of the Merger, each outstanding share of Bartlett common stock will be converted into the right to receive such number of shares of common stock of Legg Mason equal to the quotient of (a) $37,075,000 divided by (b) an amount equal to the product of (i) the Average Closing Price per share of common stock of Legg Mason, multiplied by (ii) the aggregate number of outstanding shares of common stock of Bartlett (the "Merger Consideration"). "Average Closing Price" means the average of the closing prices per share of common stock of Legg Mason on the New York Stock Exchange for the ten trading days immediately prior to the effective date of the Merger; provided, that, if the Average Closing Price is less than $27 per share, it will be deemed to be $27, and if greater than $33 per share, it will be deemed to be $33. The closing of the Merger will take place on the third business day after all the closing conditions set forth in the Merger Agreement are satisfied, on or about January 2, 1996, but in no event later than March 31, 1996. Upon consummation of the Merger, Bartlett will be a wholly-owned subsidiary of Legg Mason.

                 In connection with the Merger Agreement, Bartlett entered into employment agreements, effective upon consummation of the Merger, with certain key personnel of Bartlett involved with the Funds, including the two Trustees affiliated with Bartlett and all of the Fund portfolio managers (Ms. Matlock and Messrs. Miller, Rabiner, Reynolds and Uible) (the "Employment Agreements"). Pursuant to their Employment Agreements, Messrs. Rabiner and Reynolds will be paid a base salary of $192,365 and $229,217, respectively, in the first year following the Merger and $300,000 thereafter. In addition, Bartlett, Legg Mason and certain senior executive officers of Bartlett (including Messrs. Rabiner and Reynolds) entered into a 5-year revenue sharing agreement, effective upon consummation of the Merger, whereby (i) Legg Mason will be entitled to receive 46% of the gross revenues of Bartlett during the first quarter after the closing of the transactions contemplated by the Merger Agreement, 30% during the second quarter, and 35% thereafter, (ii) Bartlett will retain 54% of gross revenues to provide for the payment of operating and other expenses of Bartlett during the first quarter after the closing of the transactions contemplated by the Merger Agreement, 70% during the second quarter, and 65% thereafter, and (iii) to the extent that operating expenses are less than gross revenues of Bartlett after payment to Legg Mason, such excess will be paid to the employees by Bartlett as a performance bonus.
In addition, shareholders of Bartlett who are also officers or Trustees of a Trust, including Messrs. Reynolds and Rabiner, will receive pursuant to the Merger, the Merger Consideration attributable to the shares of Bartlett they will exchange in the Merger. On a fully-diluted basis, Messrs. Rabiner and Reynolds will own 10.01% and 6.58%, respectively, of the shares of Bartlett immediately preceding the consummation of the Merger.

                 The Merger is subject to various conditions such as shareholder approval of the Proposed Agreements, consents of certain other investment advisory clients, satisfaction of minimum tangible net worth and minimum cash requirements, governmental and regulatory approvals and filings, and the execution and delivery of such agreements and instruments as are contemplated by the Merger Agreement. If the Merger is not consummated for any reason, the Current Agreements will remain in effect.

EVALUATION OF THE PROPOSED AGREEMENTS BY THE BOARDS OF TRUSTEES

                 On October 23, 1995, the Trustees of the Trusts were informed that Bartlett had entered into the Merger Agreement with Legg Mason pursuant to which Bartlett would be acquired by Legg Mason. Thereafter, the Boards of Trustees of the Trusts were given Legg Mason's financial reports and other information regarding Legg Mason and the Merger. At a special joint meeting held on November 6, 1995, the Trustees of the Trusts discussed the information provided them about Legg Mason prior to the meeting, and reviewed with counsel their fiduciary obligations. Senior management of Legg Mason and Bartlett presented a review of the proposed Merger, including a discussion of what the Merger would mean to the Funds. The history, strategy and general plans of Legg Mason were reviewed by Legg Mason personnel, and a variety of documents regarding Legg Mason were presented to, and reviewed with, the Trustees. There was extended discussion of, and questioning by the Trustees about, Legg
Mason's plans for the Funds, including the ongoing investment policies, investment management and administration of the Funds. In addition, Bartlett and Legg Mason senior management discussed at length the terms of the Merger, including financial and operational aspects relevant to Bartlett and the Funds. The Trustees also reviewed the terms of the Agreements and received information from Bartlett regarding planned post-Merger investment management staffing, Fund expenses, and recent performance of the Funds.

                 As a result of the investigation and consideration of the Merger by the Boards of Trustees of the Trusts, at a meeting of the Boards held on November 6, 1995, the Trustees of each Trust unanimously voted to approve the Proposed Agreements and to recommend them to the shareholders of the Funds for their approval.

                 Throughout the review process the Boards of Trustees had the assistance of legal counsel.

                 In connection with its deliberations, the Boards of Trustees obtained certain assurances from Legg Mason, including the following:

                 -- The Merger will not result in any change to any Fund's investment objectives or policies.

                 -- The Merger is not expected to result in any change in the investment management of the Funds and Legg Mason neither plans nor proposes to make any adverse change in the manner in which investment advisory services are rendered to each Fund, nor change the portfolio manager(s) of any Fund.

                 -- Although Legg Mason will consider proposing the restructuring of the Bartlett Funds, including the merger of those Legg Mason and Bartlett mutual funds with similar investment objectives, any such restructuring proposal would be submitted to the Boards of Trustees of the relevant Funds to determine whether such proposal is in the best interests of the Funds' shareholders, and if necessary, to such shareholders.

                 -- Although Legg Mason expects to recommend that the Trusts engage Legg Mason subsidiaries or third parties to provide fund accounting, transfer agency, dividend disbursement, plan agency and shareholder services that Bartlett now provides to the Trusts, any such recommendation would be submitted to the Boards of Trustees of the Trusts to determine whether there would be any diminution in the scope or quality of such services provided to the Trusts as a result of such engagement.

                 -- No significant level of portfolio transactions for the Funds will be effected through LMWW or any affiliate of Legg Mason after the Merger. In addition, during the two years following the Merger, no portfolio transactions for the Funds will be effected through LMWW or another affiliate of Legg Mason unless the Board of Trustees of a Trust, including a majority of the disinterested Trustees of such Trust, determines that a Fund is being disadvantaged by the inability of LMWW or another Legg Mason subsidiary to effect a portfolio transaction and approves such Fund's engagement of LMWW or another Legg Mason subsidiary to effect such transaction.

                 Legg Mason and Bartlett assured the Boards of Trustees that they intend to comply with Section 15(f) of the Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser. At this time, less than 75% of the Trustees of the Trusts are not interested persons; accordingly, solely to satisfy this requirement, Mr. Reynolds will resign as a Trustee of Capital

Trust and Mr. Rabiner will resign as a Trustee of Management Trust, on the date the Merger becomes effective, but remain as an officer of each Trust. Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Bartlett and Legg Mason are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Merger. Bartlett and Legg Mason have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund as a result of the Merger. Bartlett has undertaken to pay the costs of preparing and distributing proxy materials to the shareholders of the Funds, fees and expenses, if any, of a proxy soliciting firm, and of holding the Meeting, as well as other fees and expenses in connection with the Merger, including the fees and expenses of legal counsel to the Trusts.

                  In connection with the approvals by the Boards of Trustees of the proposed agreements, the Boards of Trustees considered that the terms of the merger agreement do not require any change in any fund's investment objective or policies, the investment management of any Fund, or the investment personnel of Bartlett managing any Fund. If, after the merger, changes are proposed that might materially affect services to a Fund, including, without limitation, a merger of any Fund with a Legg Mason Fund, each Board of Trustees, in the exercise of its fiduciary obligations, will consider the effect of those proposed changes and take such action as it deems advisable under the circumstances.

                 In evaluating the proposed agreements, the Boards of Trustees took into account the fact that, except for their expiration dates, the proposed agreements, including the terms relating to the services to be provided and the fees and expenses payable, are on the same terms as the current agreements. The Boards of Trustees noted that, in previously approving the continuation of the current agreements, the Boards had considered a number of factors, including the nature and quality of services provided; investment performance, both of the funds themselves and relative to that of competitive investment companies; investment management fees and expense ratios of the funds and competitive investment companies; Bartlett profitability from managing the investment portfolios of the Funds; and the potential benefits to Bartlett and to the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

                 As a result of its investigation and consideration of the Merger and the Proposed Agreements, at their meetings on November 6, 1995, the Boards of Trustees unanimously voted to approve the Proposed Agreements and to recommend them to the shareholders of the respective Funds for their approval.

                 THE BOARDS OF TRUSTEES OF EACH TRUST, INCLUDING A MAJORITY OF THE DISINTERESTED TRUSTEES OF EACH TRUST, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AGREEMENTS.

                               OTHER INFORMATION

MANAGEMENT OF BARTLETT

                 Bartlett is the investment advisor to the Trusts and has provided brokerage services and investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1898. Bartlett is a registered broker-dealer, a member of the National Association of Securities Dealers, Inc. and various stock exchanges.

                 The name and principal address of the principal executive officers and each director of Bartlett is as follows:

    NAME                                                        PRINCIPAL OCCUPATION
    ----                                                        --------------------
    Michael Cambron                                             Managing Director and Senior Portfolio Manager

    Susan J. Hickenlooper                                       Managing Director and Senior Portfolio Manager

    James F. Lummanick                                          Secretary

    Melvin B. Mellis                                            Managing Director

    James A. Miller                                             Managing Director and President

    Gerald L. Oaks                                              Treasurer

    Donna M. Prieshoff                                          Director and Director of Operations

    Dale H. Rabiner                                             Managing Director and Senior Portfolio Manager

    James B. Reynolds                                           Managing Director and Senior Portfolio Manager

    William C. Stock                                            Director and Director of Accounting/MIS

    Woodrow H. Uible                                            Director and Director of Equity Investment Group
                                                                and Senior Portfolio Manager

                 The address of each of the above-listed persons is 36 East Fourth Street, Cincinnati, Ohio 45202. Messrs. Cambron, Miller and Rabiner own 10%, 14.15% and 11.71% of the outstanding common shares of Bartlett.

MANAGEMENT OF THE TRUSTS

                 The names of the Trustees and executive officers of the Capital Trust and the Management Trust are shown below.

                                      POSITION WITH BARTLETT CAPITAL       POSITION WITH BARTLETT
 NAME                                 TRUST                                MANAGEMENT TRUST
 ----                                 ----------------------------------   ----------------------
 Dale H. Rabiner, CFA                 Trustee, Chairman of the Board       Trustee and Vice President
                                      and Vice President

 James B. Reynolds, CFA               Trustee and Vice President           Trustee, Chairman of the Board
                                                                           and Vice President

 Lorrence T. Kellar                   Trustee                              Trustee

 Philip J. Ringo                      Trustee                              Trustee

 Alan R. Schriber                     Trustee                              Trustee

 William P. Sheehan                   Trustee                              Trustee

 George J. Wile                       Trustee                              Trustee

 Carol D. Hard                        President                            President

 James F. Lummanick, Esq.             Secretary                            Secretary

 Thomas A. Steele, CPA                Treasurer                            Treasurer

 Kenneth L. Schlachter, CFA           Assistant Treasurer                  Assistant Treasurer

 R. Stuart Crickmer, CFA, CPA         Vice President                       Vice President

 Madelynn M. Matlock, CFA             Vice President

 James A. Miller, CFA                 Vice President

 Donna M. Prieshoff                   Vice President                       Vice President

 Troy R. Snider, CFA                                                       Vice President

 Woodrow H. Uible, CPA                Vice President


                 All officers of both Trusts are employees of Bartlett. Mss. Matlock and Prieshoff and Messrs. Miller, Rabiner, Reynolds, Steele, Schlacter and Uible are shareholders of Bartlett.

                 Pursuant to a Shareholders Agreement among all of the shareholders of Bartlett, the holdings of each shareholder is recomputed yearly based upon an agreed formula. Share holdings were last recomputed in February 1995. As a result, Messrs. Michael S. Cambron, William A. Friedlander, Peter
F. Levin, Gerald L. Oaks, Dale H. Rabiner and James B. Reynolds sold 6, 21, 18, 2, 6 and 13 common shares of Bartlett, respectively. Similarly, as a result of the formula recomputation, Karen A. Forg, Susan J. Hickenlooper, Pamella A. Kassner, Robert L. Luckerman, Madelynn
M. Matlock, Melvin B. Mellis, James A. Miller and Donna M. Prieshoff acquired 2, 3, 3, 1, 2, 3, 5, and 4 common shares of Bartlett, respectively. The purchase and sale prices were each $1,000 per share.

                 Other than the resignations as a Trustee of Messrs. Rabiner and Reynolds to satisfy the requirements of Section 15(f) of the Act, no understanding has been reached with respect to the composition of the Boards of Trustees of the Trusts. In connection with the proposed Merger, it has been agreed between Bartlett and Legg Mason that following the Merger, the Board of Directors of Bartlett initially shall consist of two Bartlett nominees, Messrs. Miller and Friedlander, and three nominees from Legg Mason.

                 The share holdings of each Fund by (i) holders of 5% or more of the shares of a Fund, (ii) each officer and Trustee of each Trust and (iii) the officers and Trustees of each Trust as a group as of November 6, 1995 is shown below.

 SHARE-                                                                       VALUE INTERNATIONAL    SHORT TERM BOND
 HOLDERS        BASIC VALUE FUND    FIXED INCOME FUND    CASH RESERVES FUND         FUND                   FUND
 -------        ----------------    -----------------    ------------------   -------------------   -----------------

              SHARES     % OUT-     SHARES    % OUT-     SHARES     % OUT-    SHARES     % OUT-     SHARES    % OUT-
              OWNED      STANDING   OWNED     STANDING   OWNED      STANDING  OWNED      STANDING   OWNED     STANDING
              -----      --------   ------    --------   ------     --------  ------     --------   ------    --------
 UNATCO.        -          0.00       -         0.00       -          0.00    329732       5.95       -         0.0

 FirstCinco     -          0.00       -         0.00       -          0.00    515348       9.31       -         0.0

 Miami
 Univ. 1993
 Project        -         0.00        -         0.00       -          0.00      -          0.00     414236    14.65

 Robert W.
 Heldman
 Trust          -         0.00        -         0.00       -          0.00      -          0.00     219548     7.76

 George
 Heldman        -         0.00        -         0.00       -          0.00      -          0.00     176763     6.25

 Aurora
 Casket
 Pension
 Trust          -         0.00        -         0.00     6048773      6.15      -          0.00        -       0.00

 Dale H.
 Rabner         -         0.00        -         0.00     112201       0.11      -          0.00     4644       0.16

 James B.
 Reynolds     8954        0.12      23970       0.26     52,252       0.05     28,953      0.52     12082      0.43

 Lorrence T.
 Kellar       95          0.00        -         0.00     -            0.00     2085        0.04       -        0.00

 Philip J.
 Ringo          -         0.00        -         0.00     -            0.00       -         0.00     549        0.02

 Alan R.
 Schriber    1329         0.02        -         0.00     999          0.00       -         0.00     549        0.02

 William P.
 Sheehan     1888         0.03      13492       0.15     -            0.00     1150        0.02     951        0.03

 George J.
 Wile           -         0.00        -         0.00     -            0.00      -          0.00      -         0.00

 Carol D.
 Hard         971         0.01        -         0.00     39181        0.04     3007        0.05     1098       0.04

 James F.
 Lummanick    159         0.00        -         0.00     -            0.00      339        0.01      -         0.00

 Thomas A.
 Steele      2511         0.03        -         0.00     3257         0.00     1615        0.03      -         0.00

 SHARE-                                                                            VALUE INTERNATIONAL     SHORT TERM BOND
 HOLDERS         BASIC VALUE FUND      FIXED INCOME FUND    CASH RESERVES FUND           FUND                   FUND
 -------         -------------------   ------------------   -------------------    -------------------    ------------------

                 SHARES     % OUT-     SHARES    % OUT-     SHARES     % OUT-      SHARES     % OUT-      SHARES    % OUT-
                 OWNED      STANDING   OWNED     STANDING   OWNED      STANDING    OWNED      STANDING    OWNED     STANDING
                 -----      --------   ------    --------   ------     --------    ------     --------    ------    --------
 Kenneth L.
 Schlachter      5,235        0.07       -         0.00     12,282       0.01      2,871         0.05        -        0.00

 R. Stuart
 Crickmer          570       0.01        -         0.00        224       0.00        593         0.01        -        0.00

 Madelynn
 M. Matlock      5,707       0.08      2,272       0.02      1,079       0.00      8,810         0.16        -        0.00

 James A.
 Miller         63,211       0.88        -         0.00      2,822       0.00     48,084         0.87        -        0.00

 Donna M.
 Prieshoff      14,162       0.20      1,993       0.20     70,174       0.07      4,751         0.09      1,098      0.04

 Troy R.
 Snider          1,129       0.02        -         0.00      5,125       0.01        633         0.01        -        0.00

 Woodrow H.
 Uible           2,788       0.04        -         0.00    574,572       0.58        934         0.02        -        0.00

 All
 Capital
 Trust
 Officers &
 Trustees
 as a Group    107,580       1.40     41,727       0.45    869,043       0.88    103,192         1.86     20,971      0.74

 All
 Manage-
 ment Trust
 Officers &
 Trustees
 as a Group     57,974       0.80     39,455       0.43    295,695       0.30     45,997         0.83     20,971      0.74


                             SHAREHOLDER PROPOSALS

                 Neither Trust has received any shareholder proposals to be considered for presentation at the Meeting. Shareholders will be given reasonable notice of the date on which a proposal must be received in order to be considered for presentation at any future meeting of shareholders.


                                    GENERAL

                 Neither Trust knows of any matters other than those stated in this Proxy Statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, it is intended that proxies named in the accompanying form will vote on any such matters in accordance with the judgment of such persons. Discretionary authority to vote on such matters is conferred by such proxies on such persons.

                 Bartlett will bear the cost of soliciting proxies, including expenses in connection with the preparation and mailing of this Proxy Statement and all papers which now accompany or may hereafter supplement it.
Solicitation of proxies will be primarily by mail; however, proxies may also be solicited by the Trustees, officers and regular employees of the Trusts (who will not be specifically compensated for such services) by telephone or otherwise. Bartlett may also retain, at its expense, a proxy soliciting firm to assist with proxy soliciting activities to obtain the necessary representation at the Meeting. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward proxies and proxy material to the beneficial owners of the shares of the Funds, and Bartlett will reimburse them for their expenses.

                 Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Trusts, the Trusts have relied upon information furnished by them.


                                        By Order of the Boards of Trustees.





Cincinnati, Ohio
Dated:  November____, 1995
04057.0002

                                                                      Exhibit A
                                                                      ---------
                         SECOND AMENDED AND RESTATED
                             MANAGEMENT AGREEMENT
                             --------------------

TO:    BARTLETT & CO.
       36 East Fourth Street
       Cincinnati, Ohio 45202


Dear Sirs:

       Bartlett Capital Trust (the "Trust") herewith confirms our agreement with you.

       The Trust has been organized to engage in the business of an investment company. The Trust currently consists of four series: Bartlett Basic Value Fund, Bartlett Fixed Income Fund, Bartlett Short Term Bond Fund and Bartlett Value International Fund. The Trust has previously entered into a management agreement (the "Original Agreement") dated January 4, 1988, with you on behalf of Bartlett Basic Value Fund and Bartlett Fixed Income Fund, and has entered into an amended and restated management agreement dated January 1, 1994 (the "International Agreement") with you on behalf of Bartlett Value International Fund (the "Fund"). The Trust hereby further amends and restates the International Agreement, in its entirety, as set forth herein.

       You have been selected to act as the sole investment adviser to the Fund and to provide certain other services to the Fund, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. The Original Agreement provides that, for purposes of determining your compensation with respect to series established after January 4, 1988, the average daily net assets of the series may be excluded from the fee calculation described in the Original Agreement, in which case your compensation for the series is to be determined pursuant to a different fee arrangement. The Board has determined, in the exercise of its fiduciary duty, that it is in the best interests of the shareholders of the Trust to exclude the average daily net assets of the Fund from the fee calculation described in the Original Agreement and enter into a separate management agreement, including a different fee arrangement, with you on behalf of the Fund. Accordingly, the Trust agrees with you as follows upon the date of the execution of this Agreement.

       1.     ADVISORY SERVICES
              -----------------

              You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with its investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund, and the portion of the Funds' assets to be held uninvested, subject always to the Funds' investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further, to such policies and instructions as the Board may from time to time establish and supply to you copies thereof. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

       2.     ALLOCATION OF CHARGES AND EXPENSES
              ----------------------------------

              You will pay all operating expenses of the Fund, including the compensation and expenses of any trustees, officers and employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent and shareholder service agent of the Fund; expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders of the Fund, the cost of printing or preparing prospectuses and statements of additional information for delivery to the current and prospective shareholders of the Fund; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; its proportional share of expenses of shareholders' meetings and proxy solicitations; advertising and promotion expenses incurred in connection with the sale or distribution of the Fund's shares; and all other operating expenses of the Fund not specifically assumed by the Fund or the Trust.

              The Fund will pay all brokerage fees and commissions, taxes, interest, and its share of extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's trustees and officers with respect thereto. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.


       3.     COMPENSATION OF THE ADVISER
              ---------------------------

              For all of the services to be rendered and payments to be made as provided in this Agreement with respect to the Fund, the Fund will pay you, as of the last day of each month, a fee equal to the annual rate of 2% of the average daily net assets of the Fund up to and including $20 million, 1.75% of such assets from $20 million to and including $200 million and 1.25% of such assets in excess of $200 million; provided, however, that the total fees paid during the first and second halves of each fiscal year of the Fund shall not exceed the semiannual total of the daily fee accruals requested by you during the applicable six month period.

              The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of 9:00 a.m., New York time, or as of such other time as the value of the net assets of the Fund may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

              You agree that your compensation during any fiscal year shall be reduced by an amount, if any, by which the expenses of the Fund for such fiscal year exceed the lowest applicable expense limitation applicable to the Fund imposed by state securities administrators in states where the series' shares are qualified for sale, as such limitations may be lowered or raised from time to time. The payment of your compensation at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund as soon as practicable so that at no time will there be any accrued but unpaid liability in excess of the above expense limitation. You shall refund to the Fund within sixty days after the close of each year, the amount of any additional reduction of your compensation pursuant to this paragraph;
provided, however, that you will not be required to refund to the Fund an amount greater than the fee paid to you by the Fund in respect of such year pursuant to this Agreement. As used in this paragraph "expenses" shall mean those expenses included in the applicable expense limitation, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by a series of an investment company determined by multiplying a fixed percentage by the average or multiplying more than one such percentage by different specified amounts of the average of the values of the net assets of the series for a fiscal year. The words "lowest expense limitation" shall be construed to result in the largest reduction of your compensation for any fiscal year of the Fund.


       4.     EXECUTION OF PURCHASE AND SALE ORDERS
              -------------------------------------

              In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

              You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. ln seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Trust and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Trust and to accounts over which you exercise investment discretion. The Trust and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possibie to place a dollar value on such information. It is the Trust's opinion, as well as your opinion, that the review and study of this information will not reduce the overall cost to you in performing your duties to the Fund under this Agreement. The Board shall periodically review the commissions paid by the

Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

              Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

              You and your affiliates may retain compensation in connection with effecting the Fund portfolio transactions, provided that such compensation does not exceed the maximum amount permitted by the Investment Company Act of 1940 (the "Act").

              If any occasion should arise in which you give any investment advice to your clients concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.


       5.    LIMITATION OF LIABILITY OF ADVISER
             ----------------------------------

              You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under or payments made pursuant to this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

              Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.


       6.     DURATION AND TERMINATION OF AGREEMENT
              -------------------------------------

              This Agreement shall take effect on the date of its execution and shall remain in force for a period of two (2) years and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons" as defined in the Act of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

              If the shareholders of the fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

              This Agreement may, on sixty days' written notice, be terminated at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by you. This Agreement shall automatically terminate in the event of its assignment.


       7.     USE OF NAME.
              -----------

              The Trust and you acknowledge that all rights to the name "Bartlett" belong to you and that the Fund is being granted a limited license to use such word in the name of the Fund. In the event you cease to be the adviser to the Fund, the Fund's right to the use of the name "Bartlett" shall automatically cease on the thirtieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon thirty (30) days' written notice by you to the Fund. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Bartlett" in the name of or in connection with any other business enterprises with which you are or may become associated. There is no charge to the Fund for the right to use this name.


       8.     AMENDMENT OF THIS AGREEMENT
              ---------------------------

              No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the vote of the holders of a majority of the outstanding voting securities of the fund and by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.


       9.     LIMITATION OF LIABILITY TO TRUST PROPERTY
              -----------------------------------------

              The term "Bartlett Capital Trust" means and refers to the trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequentiy hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and the shareholders of the Fund, and signed by the officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

       10.    SEVERABILITY
              ------------

              In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.


       11.    QUESTIONS OF INTERPRETATION
              ---------------------------

              (a) This Agreement shall be governed by the laws of the State of Ohio.

              (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


       12.    NOTICES
              -------

              Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and your address for this purpose shall be 36 East Fourth Street, Cincinnati, Ohio 45202.


       13.    COUNTERPARTS
              ------------

             This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



       14.    BINDING EFFECT
              --------------

              Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.


       15.    CAPTIONS
              --------

              The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

       If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of _______________, 1996.




                                           Yours very truly,

ATTEST:                                    BARTLETT CAPITAL TRUST



___________________________________        By:_________________________________


                                           Title:______________________________


                                           ACCEPTANCE
                                           ----------

       The foregoing Agreement is hereby accepted.


ATTEST:                                    BARTLETT & CO.


___________________________________        By:_________________________________

                                           Title:______________________________

                         SECOND AMENDED AND RESTATED
                            MANAGEMENT AGREEMENT
                         ---------------------------

TO: BARTLETT & CO.
    36 East Fourth Street
    Cincinnati, Ohio 45202

Dear Sirs:

    Bartlett Management Trust (hereinafter referred to as the "Trust") herewith confirms our agreement with you.

    The Trust has been organized to engage in the business of an investment company. The Trust currently consists of one series: Bartlett Cash Reserves Fund. The Trust's Board of Trustees (the "Board") is authorized from time to time, as it deems necessary or desirable, to establish and designate additional series of shares. The Trust previously entered into an amended and restated management agreement dated January 1, 1994, (the "Original Agreement") with you on behalf of Bartlett Cash Reserves Fund. The Trust hereby further amends and restates the Original Agreement, in its entirety, as set forth herein.

    You have been selected to act as the sole investment adviser of the Trust and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows upon the date of the execution of this Agreement.

  1. ADVISORY SERVICES
     -----------------

     You will regularly provide the Trust with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for each of the Trust's series consistent with the respective series' investment objectives and policies. You will determine the securities to be purchased for each series of the Trust, the portfolio securities to be held or sold by each series of the Trust, and the portion of each series' assets to be held uninvested, subject always to the series' investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further, to such policies and instructions as the Board may from time to time establish and supply to you copies thereof. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

  2. ALLOCATION OF CHARGES AND EXPENSES
     ----------------------------------

     You will pay all operating expenses of the Trust, including, but not limited to, the compensation and expenses of any trustees, officers and employees of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent and accounting and pricing services agent of the Trust; expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Trust; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Trust's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Trust's shares; and all other operating expenses not specifically assumed by the Trust.

     The Trust will pay all brokerage fees and commissions, taxes, interest, expenses incurred by the Trust in connection with the organization and registration of shares of any series of the Trust established after the date of this Agreement, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's trustees and officers with respect thereto. You may obtain reimbursement from the Trust, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Trust is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

  3. COMPENSATION OF THE ADVISER
     ---------------------------

     For all of the services to be rendered and payments to be made as provided in this Agreement with respect to the Bartlett Cash Reserves Fund (the "Fund"), the Fund will pay you, as of the last day of each month, a fee equal to the annual rate of .78% of the average daily net assets of the Fund up to and including $500,000,000 and .75% of such assets in excess of $500,000,000.

     Your compensation with respect to each additional series of the Trust effectively registered for sale in a public offering after the date of this Agreement shall be determined by the Board of Trustees, including a majority of the Trustees who are not interested persons as defined in the Investment Company Act of 1940 (the "Act") of you or the Trust and approved pursuant to the provisions of section 15 of the Act.

     The average value of the daily net assets of a series shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of a series is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the series as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the net assets of the series may lawfully be determined, on that day. If the determination of the net asset value of a series has been suspended for a period including a month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the series as last determined (whether during or prior to the month).

     You agree that your compensation during any fiscal year shall be reduced by an amount, if any, by which the expenses of the Trust or a series for such fiscal year exceed the lowest expense limitation applicable to the Trust or the series imposed by state securities administrators in states where the series' shares are qualified for sale, as such limitations may be lowered or raised from time to time. The payment of your compensation at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Trust or the series as soon as practicable, so that at no time will there be any accrued but unpaid liability in excess of the above expense limitation.
You shall refund to the Trust and the series within sixty days after the close of each year the amount of any additional reduction of your compensation pursuant to this paragraph; provided, however, that you will not be required to refund to the Trust or the series an amount greater than the fee paid to you by the Trust or the series in respect of such year pursuant to this Agreement. As used in this paragraph "expenses" shall mean those expenses included in the applicable expense limitation, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by an investment company or a series of an investment company determined by multiplying a fixed percentage by the average or multiplying more than one such percentage by different specified amounts of the average of the values of the net assets of the investment company or the series for a fiscal year. The words "lowest expense limitation" shall be construed to result in the largest reduction of your compensation for any fiscal year of the Trust.

  4. EXECUTION OF PURCHASE AND SALE ORDERS
     -------------------------------------

     In connection with purchases or sales of portfolio securities for the account of each series of the Trust, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the series the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Trust and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Trust portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Trust and to accounts over which you exercise investment discretion. The Trust and you understand and acknowledge that, although the information may be useful to the Trust and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Trust.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

     You and your affiliates may retain compensation in connection with effecting Trust portfolio transactions, provided that such compensation does not exceed the maximum amount permitted by the Investment Company Act of 1940.

     If any occasion should arise in which you give any advice to your clients concerning the shares of the Trust, you will act solely as investment counsel for such client and not in any way on behalf of the Trust. Your services to the Trust pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

  5. LIMITATION OF LIABILITY OF ADVISER
     ----------------------------------

     You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under or payments made pursuant to this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

  6. DURATION AND TERMINATION OF THIS AGREEMENT
     ------------------------------------------

     This Agreement shall take effect on the date of its execution and shall remain in force for a period of two (2) years from the date of its execution with respect to each of the Trust's series registered on the date of such execution and, with respect to any additional series registered after the date of execution, until the next anniversary date of the Agreement following the date on which such series become effectively registered for sale in a public offering, and from year to year thereafter as to each series of the Trust's shares, subject to annual approval by (i) the Board or (ii) a vote of a majority (as defined in the Act) of the outstanding voting securities of such series, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons" as defined in the Act of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

     If the shareholders of any series of the Trust's shares fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for that series for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Trust to you for your services to and payments on behalf of the series will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

     This Agreement may, on sixty days' written notice, be terminated with respect to a series at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the series or by you. This Agreement shall automatically terminate in the event of its assignment.

  7. USE OF NAME
     -----------

     The Trust and you acknowledge that all rights to the name "Bartlett" belong to you and that the Trust is being granted a limited license to use such word in its name or in any series' name. In the event you cease to be the adviser to the Trust, the Trust's right to the use of the name "Bartlett" shall automatically cease on the thirtieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon thirty (30) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Bartlett" in the name of or in connection with any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

  8. AMENDMENT OF THIS AGREEMENT
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates and by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

  9. LIMITATION OF LIABILITY TO TRUST PROPERTY
     -----------------------------------------

     The term "Bartlett Management Trust" means and refers to the trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by the officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

  10. SEVERABILITY
      ------------

      In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

  11. QUESTIONS OF INTERPRETATION
      ---------------------------

      (a)   This Agreement shall be governed by the laws of the State of Ohio.

      (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

  12. NOTICES
      -------
      Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and your address for this purpose shall be 36 East Fourth Street, Cincinnati, Ohio 45202.

  13. COUNTERPARTS
      ------------

      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


  14. BINDING EFFECT
      --------------

      Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

  15. CAPTIONS
      --------

      The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     If you are in agreement with the foregoing, please sign the form of acceptance on this letter and return it to the Trust, whereupon this letter shall become a binding contract effective as of ____________, 1996.



                                Yours very truly,

ATTEST:                         BARTLETT MANAGEMENT TRUST


_______________________________ By:__________________________________________

                                Title:_______________________________________


                                ACCEPTANCE
                                ----------

        The foregoing Agreement is hereby accepted.

ATTEST:                         BARTLETT & CO.


_______________________________ By:__________________________________________

                                Title:_______________________________________

                              AMENDED AND RESTATED
                              --------------------
                              MANAGEMENT AGREEMENT
                              --------------------
TO:  Bartlett & Co.
     36 East Fourth Street
     Cincinnati, Ohio  45202

Dear Sirs:

     Bartlett Capital Trust (hereinafter referred to as the "Trust") herewith confirms our agreement with you.

     The Trust has been organized to engage in the business of an investment company. The Trust currently consists of four series: Bartlett Basic Value Fund, Bartlett Fixed Income Fund, Bartlett Short Term Bond Fund and Bartlett Value International Fund. The Trust's Board of Trustees (the "Board") is authorized from time to time, as it deems necessary or desirable, to establish and designate additional series of shares. The Trust has previously entered into a management agreement dated January 4, 1988 (the "Original Agreement") with you on behalf of the Bartlett Basic Value Fund and the Bartlett Fixed Income Fund. The Trust hereby amends and restates the Original Agreement, in its entirety, as set forth herein.

     You have been selected to act as the sole investment adviser of the Trust and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows upon the date of the execution of this Agreement.

  1. ADVISORY SERVICES
     -----------------

     You will regularly provide the Trust with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for each of the Trust's series consistent with the respective series' investment objectives and policies. You will determine the securities to be purchased for each series of the Trust, the portfolio securities to be held or sold by each series of the Trust, and the portion of each series' assets to be held uninvested, subject always to the series' investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further, to such policies and instructions as the Board may from time to time establish and supply to you copies thereof. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

  2. ALLOCATION OF CHARGES AND EXPENSES
     ----------------------------------

     You will pay all operating expenses of the Trust, including the compensation and expenses of any trustees, officers and employees of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent and shareholder service agent of the Trust; expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Trust; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Trust's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; pursuant to the Trust's Distribution Expense Plan, advertising and promotion expenses incurred in connection with the sale or distribution of the Trust's shares; and all other operating expenses of the Trust not specifically assumed by the Trust.

     The Trust will pay all brokerage fees and commissions, taxes, interest, expenses incurred by the Trust in connection with the organization and registration of shares of any series of the Trust established after the date of this agreement, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's trustees and officers with respect thereto. You may obtain reimbursement from the Trust, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Trust is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

  3. COMPENSATION OF THE ADVISER
     ---------------------------

     For all of the services to be rendered and payments to be made as provided in this Agreement with respect to the Basic Value Fund and Fixed Income Fund (the "Funds"), the Basic Value Fund and the Fixed Income Fund will pay you as of the last day of each month, a fee equal to the annual rate of 2% of the average aggregate daily net assets of the Funds up to and including $10 million, 1-1/2% of such assets from $10 million to and including $30 million and 1% of such assets in excess of $30 million.

     It is understood that for purposes of determining your compensation with respect to an additional series of the Trust, the average daily net assets of the series may be included in the average daily net assets of the Funds for the fee calculation described above or may be excluded from such calculation, in which case your compensation for the series would be determined pursuant to a different fee arrangement. Your compensation with respect to each additional series of the Trust established after the date of the Original Agreement shall be determined by the Board of Trustees, including a majority of the Trustees who are not interested persons as defined in the Investment Company Act of 1940 (the "Act") of you or the Trust and approved pursuant to the provisions of
Section 15 of the Act.

     The average value of the daily net assets of a series shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of a series is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the series as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the net assets of the series may lawfully be determined, on that day. If the determination of the net asset value of a series has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the series as last determined (whether during or prior to such month).

     You agree that your compensation during any fiscal year shall be reduced by an amount, if any, by which the expenses of the Trust or a series for such fiscal year exceed the lowest applicable expense limitation applicable to the Trust or a series imposed by state securities administrators in states where the series' shares are qualified for sale, as such limitations may be lowered or raised from time to time. The payment of your compensation at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Trust or the series as soon as practicable so that at no time will there be any accrued but unpaid liability in excess of the above expense limitation. You shall refund to the Trust and the series within sixty days after the close of each year, the amount of any additional reduction of your compensation pursuant to this paragraph, provided, however, that you will not be required to refund to the Trust or the series of the Trust an amount greater than the fee paid to you by the Trust or the series in respect of such year pursuant to this Agreement. As used in this paragraph "expenses" shall mean those expenses included in the applicable expense limitation, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by an investment company or a series of an investment company determined by multiplying a fixed percentage by the average or multiplying more than one such percentage by different specified amounts of the average of the values of the net assets of the investment company or the series for a fiscal year. The words "lowest expense limitation" shall be construed to result in the largest reduction of your compensation for any fiscal year of the Trust.

  4. EXECUTION OF PURCHASE AND SALE ORDERS
     -------------------------------------

     In connection with purchases or sales of portfolio securities for the account of each series of the Trust, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the series the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Trust and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Trust portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Trust and to accounts over which you exercise investment discretion. The Trust and you understand and acknowledge that, although the information may be useful to the Trust and you, it is not possible to place a dollar value on such information. It is the Trust's opinion, as well as your opinion, that the review and study of this information will not reduce the overall cost to you in performing your duties to the Trust under this Agreement. The Board shall periodically review the commissions paid by the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Trust.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

     You and your affiliates may retain compensation in connection with effecting Trust portfolio transactions, provided that such compensation does not exceed the maximum amount permitted by the Investment Company Act of 1940.

     If any occasion should arise in which you give any investment advice to your clients concerning the shares of the Trust, you will act solely as investment counsel for such client and not in any way on behalf of the Trust. Your services to the Trust pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

  5. LIMITATION OF LIABILITY OF ADVISER
     ----------------------------------

     You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under or payments made pursuant to this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement or by reason of reckless disregard by any of such persons or your obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

  6. DURATION AND TERMINATION OF THIS AGREEMENT
     ------------------------------------------

     This Agreement shall take effect on the date of its execution and shall remain in force for a period of two (2) years with respect to each of the Trust's series established on such date and, with respect to any additional series registered after such date, until the next anniversary date of the Agreement following the date on which such series become effectively registered for sale in a public offering, and from year to year thereafter as to each series of the Trust's shares, subject to annual approval by (i) the Board or (ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of such series, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons" as defined in the Investment Company Act of 1940 of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

     If the shareholders of any series of the Trust's shares fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for that series for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Trust to you for your services to and payments on behalf of the series will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

     This Agreement may, on sixty days' written notice, be terminated with respect to a series at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the series or by you. This Agreement shall automatically terminate in the event of its assignment.

  7. USE OF NAME
     -----------

     The Trust and you acknowledge that all rights to the name "Bartlett" belong to you and that the Trust is being granted a limited license to use such word in its name or in any series name. In the event you cease to be the adviser to the Trust, the Trust's right to the use of the name "Bartlett" shall automatically cease on the thirtieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon thirty (30) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Bartlett" in the name of or in connection with any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

  8. AMENDMENT OF THIS AGREEMENT
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates and by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

  9. LIMITATION OF LIABILITY TO TRUST PROPERTY
     -----------------------------------------

     The term "Bartlett Capital Trust" means and refers to the trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by the officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

  10. SEVERABILITY
      ------------
      In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

  11. QUESTIONS OF INTERPRETATION
      ---------------------------

      (a)   This Agreement shall be governed by the laws of the State of Ohio.

      (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

  12. NOTICES
      -------

      Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and your address for this purpose shall be 36 East Fourth Street, Cincinnati, Ohio 45202.

  13. COUNTERPARTS
      ------------

      This Agreement may be in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  14. BINDING EFFECT
      --------------

      Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

  15. MISCELLANEOUS
      -------------

      The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.


     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of ________________, 1996.

                                    Yours very truly,

ATTEST:                             BARTLETT CAPITAL TRUST


________________________________    By______________________________________




                                    ACCEPTANCE

    The foregoing Agreement is hereby accepted.

ATTEST:                             BARTLETT & CO.


________________________________    By______________________________________

                              AMENDED AND RESTATED
                              --------------------
                              MANAGEMENT AGREEMENT
                              --------------------

TO:  BARTLETT & CO.
     36 East Fourth Street
     Cincinnati, Ohio 45202


Dear Sirs:

  Bartlett Capital Trust (the "Trust") herewith confirms our agreement with you.

  The Trust has been organized to engage in the business of an investment company. The Trust currently consists of four series: Bartlett Basic Value Fund, Bartlett Fixed Income Fund, Bartlett Short Term Bond Fund and Bartlett Value International Fund. The Trust has previously entered into a management agreement (the "Original Agreement") dated January 4, 1988, with you on behalf of Bartlett Basic Value Fund and Bartlett Fixed Income Fund, and has entered into a management agreement dated November 22, 1993 (the "Bond Fund Agreement") with you on behalf of the Bartlett Short Term Bond Fund (the "Fund"). The Trust hereby amends and restates the Bond Fund Agreement, in its entirety, as set forth herein.

  You have been selected to act as the sole investment adviser to the Fund and to provide certain other services to the Fund, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. The Original Agreement provides that, for purposes of determining your compensation with respect to series established after January 4, 1988, the average daily net assets of the series may be excluded from the fee calculation described in the Original Agreement, in which case your compensation for the series is to be determined pursuant to a different fee arrangement. The Board has determined, in the exercise of its fiduciary duty, that it is in the best interests of the shareholders of the Trust to exclude the average daily net assets of the Fund from the fee calculation described in the Original Agreement and enter into a separate management agreement, including a different fee arrangement, with you on behalf of the Fund. Accordingly, the Trust agrees with you as follows upon the date of the execution of this Agreement.

  1. ADVISORY SERVICES
     -----------------

     You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with its investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund, and the portion of the Funds' assets to be held uninvested, subject always to the Funds' investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further, to such policies and instructions as the Board may from time to time establish and supply to you copies thereof. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

  2. ALLOCATION OF CHARGES AND EXPENSES
     ----------------------------------

     You will pay all operating expenses of the Fund, including the compensation and expenses of any trustees, officers and employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent and shareholder service agent of the Fund; expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders of the Fund, the cost of printing or preparing prospectuses and statements of additional information for delivery to the current and prospective shareholders of the Fund; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; its proportional share of expenses of shareholders' meetings and proxy solicitations; advertising and promotion expenses incurred in connection with the sale or distribution of the Fund's shares; and all other operating expenses of the Fund not specifically assumed by the Fund or the Trust.

     The Fund will pay all brokerage fees and commissions, taxes, interest, and its share of extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's trustees and officers with respect thereto. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

  3. COMPENSATION OF THE ADVISER
     ---------------------------

     For all of the services to be rendered and payments to be made as provided in this Agreement with respect to the Fund, the Fund will pay you, as of the last day of each month, a fee equal to the annual rate of .85% of the average daily net assets of the Fund; provided, however, that the total fees paid during the first and second halves of each fiscal year of the Fund shall not exceed the semiannual total of the daily fee accruals requested by you during the applicable six month period.

     The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of 4:00 p.m., New York time, or as of such other time as the value of the net assets of the Fund may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

     You agree that your compensation during any fiscal year shall be reduced by an amount, if any, by which the expenses of the Fund for such fiscal year exceed the lowest applicable expense limitation applicable to the Fund imposed by state securities administrators in states where the series' shares are qualified for sale, as such limitations may be lowered or raised from time to time. The payment of your compensation at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund as soon as practicable so that at no time will there be any accrued but unpaid liability in excess of the above expense limitation. You shall refund to the Fund within sixty days after the close of each year, the amount of any additional reduction of your compensation pursuant to this paragraph; provided, however, that you will not be required to refund to the Fund an amount greater than the fee paid to you by the Fund in respect of such year pursuant to this Agreement. As used in this paragraph "expenses" shall mean those expenses included in the applicable expense limitation, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by a series of an investment company determined by multiplying a fixed percentage by the average or multiplying more than one such percentage by different specified amounts of the average of the values of the net assets of the series for a fiscal year. The words "lowest expense limitation" shall be construed to result in the largest reduction of your compensation for any fiscal year of the Fund.

  4. EXECUTION OF PURCHASE AND SALE ORDERS
     -------------------------------------

     In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Trust and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Trust and to accounts over which you exercise investment discretion. The Trust and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. It is the Trust's opinion, as well as your opinion, that the review and study of this information will not reduce the overall cost to you in performing your duties to the Fund under this Agreement. The Board shall periodically review the commissions paid by the

Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     You and your affiliates may retain compensation in connection with effecting the Fund portfolio transactions, provided that such compensation does not exceed the maximum amount permitted by the Investment Company Act of 1940 (the "Act").

     If any occasion should arise in which you give any investment advice to your clients concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

  5. LIMITATION OF LIABILITY OF ADVISER
     ----------------------------------

     You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under or payments made pursuant to this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

  6. DURATION AND TERMINATION OF THIS AGREEMENT
     ------------------------------------------

     This Agreement shall take effect on the date of its execution and shall remain in force for a period of two (2) years and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons" as defined in the Act of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

     If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

     This Agreement may, on sixty days' written notice, be terminated at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by you. This Agreement shall automatically terminate in the event of its assignment.

  7. USE OF NAME
     -----------

     The Trust and you acknowledge that all rights to the name "Bartlett" belong to you and that the Fund is being granted a limited license to use such words in the name of the Fund. In the event you cease to be the adviser to the Fund, the Fund's right to the use of the name "Bartlett" shall automatically cease on the thirtieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon thirty (30) days' written notice by you to the Fund. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Bartlett" in the name of or in connection with any other business enterprises with which you are or may become associated. There is no charge to the Fund for the right to use this name.

  8. AMENDMENT OF THIS AGREEMENT
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the Fund.

  9. LIMITATION OF LIABILITY TO TRUST PROPERTY
     -----------------------------------------

     The term "Bartlett Capital Trust" means and refers to the trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and the shareholders of the Fund, and signed by the officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

  10. SEVERABILITY
      ------------

      In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

  11. QUESTIONS OF INTERPRETATION
      ---------------------------

      (a)   This Agreement shall be governed by the laws of the State of Ohio.

      (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

  12. NOTICES
      -------

      Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and your address for this purpose shall be 36 East Fourth Street, Cincinnati, Ohio 45202.

  13. COUNTERPARTS
      ------------

      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


  14. BINDING EFFECT
      --------------

      Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

  15. CAPTIONS
      --------

      The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

    If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of _________________, 1996.



                                Yours very truly,

ATTEST:                         BARTLETT CAPITAL TRUST


_______________________________ By:__________________________________________




                                ACCEPTANCE
                                ----------

        The foregoing Agreement is hereby accepted.

ATTEST:                         BARTLETT & CO.


_______________________________ By:__________________________________________

                                     PROXY

                             BARTLETT CAPITAL TRUST
                       BARTLETT VALUE INTERNATIONAL FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                              DECEMBER ____, 1995

The undersigned shareholder of Bartlett Value International Fund (the "Fund") hereby revokes any proxies previously given and appoints Dale H. Rabiner, James B. Reynolds and James M. Miller, or any one of them, the undersigned's attorneys and proxies with full power of substitution to represent and to vote all shares of beneficial interest of the Fund which the undersigned is entitled to vote, at the Special Meeting of the Shareholders of Bartlett Capital Trust to be held on December ___, 1995, and at any adjournment of the meeting (the "Meeting"), and Dale H. Rabiner, James B. Reynolds and James M. Miller are instructed to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, and are authorized to vote and act in their or his discretion on any other matter that may come before the Meeting or any adjournment thereof.

______________________________________________________________________________

Item 1. ___ FOR ___ AGAINST ___ ABSTAIN APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST
                AND BARTLETT & CO. WITH RESPECT TO THE BARTLETT VALUE INTERNATIONAL FUND ON SUBSTANTIALLY THE SAME TERMS AS THE CURRENT INVESTMENT ADVISORY AGREEMENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED FOR PROPOSAL 1 UNLESS OTHERWISE INDICATED.
______________________________________________________________________________

         The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated November __, 1995. Please sign exactly as name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

________________________________________________________

________________________________________________________

                 Signature of Shareholder(s)

Dated:__________________________________________________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

                                     PROXY

                             BARTLETT CAPITAL TRUST
                           BARTLETT BASIC VALUE FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                              DECEMBER ____, 1995

The undersigned shareholder of Bartlett Basic Value Fund (the "Fund") hereby revokes any proxies previously given and appoints Dale H. Rabiner, James B. Reynolds and James M. Miller, or any one of them, the undersigned's attorneys and proxies with full power of substitution to represent and to vote all shares of beneficial interest of the Fund which the undersigned is entitled to vote, at the Special Meeting of the Shareholders of Bartlett Capital Trust to be held on December ___, 1995, and at any adjournment of the meeting (the "Meeting"), and Dale H. Rabiner, James B. Reynolds and James M. Miller are instructed to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, and are authorized to vote and act in their or his discretion on any other matter that may come before the Meeting or any adjournment thereof.

______________________________________________________________________________

Item 1. ___ FOR ___ AGAINST ___ ABSTAIN APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST
                AND BARTLETT & CO. WITH RESPECT TO THE BARTLETT BASIC VALUE FUND ON SUBSTANTIALLY THE SAME TERMS
                AS THE CURRENT INVESTMENT ADVISORY AGREEMENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED FOR PROPOSAL 1 UNLESS OTHERWISE INDICATED.
______________________________________________________________________________

         The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated November ___, 1995. Please sign exactly as name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

________________________________________________________

________________________________________________________

                 Signature of Shareholder(s)

Dated:__________________________________________________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

                                     PROXY

                             BARTLETT CAPITAL TRUST
                           BARTLETT FIXED INCOME FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                              DECEMBER ____, 1995

The undersigned shareholder of Bartlett Fixed Income Fund (the "Fund") hereby revokes any proxies previously given and appoints Dale H. Rabiner, James B. Reynolds and James M. Miller, or any one of them, the undersigned's attorneys and proxies with full power of substitution to represent and to vote all shares of beneficial interest of the Fund which the undersigned is entitled to vote, at the Special Meeting of the Shareholders of Bartlett Capital Trust to be held on December ___, 1995, and at any adjournment of the meeting (the "Meeting"), and Dale H. Rabiner, James B. Reynolds and James M. Miller are instructed to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, and are authorized to vote and act in their or his discretion on any other matter that may come before the Meeting or any adjournment thereof.

______________________________________________________________________________

Item 1. ___ FOR ___ AGAINST ___ ABSTAIN APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST
                AND BARTLETT & CO. WITH RESPECT TO THE BARTLETT FIXED INCOME FUND ON SUBSTANTIALLY THE SAME TERMS AS THE CURRENT INVESTMENT ADVISORY AGREEMENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED FOR PROPOSAL 1 UNLESS OTHERWISE INDICATED.
______________________________________________________________________________

         The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated November __ , 1995. Please sign exactly as name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

________________________________________________________

________________________________________________________

                 Signature of Shareholder(s)

Dated:__________________________________________________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

                                     PROXY

                             BARTLETT CAPITAL TRUST
                         BARTLETT SHORT TERM BOND FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                              DECEMBER ____, 1995

The undersigned shareholder of Bartlett Short Term Bond Fund (the "Fund") hereby revokes any proxies previously given and appoints Dale H. Rabiner, James B. Reynolds and James M. Miller, or any one of them, the undersigned's attorneys and proxies with full power of substitution to represent and to vote all shares of beneficial interest of the Fund which the undersigned is entitled to vote, at the Special Meeting of the Shareholders of Bartlett Capital Trust to be held on December ___, 1995, and at any adjournment of the meeting (the "Meeting"), and Dale H. Rabiner, James B. Reynolds and James M. Miller are instructed to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, and are authorized to vote and act in their or his discretion on any other matter that may come before the Meeting or any adjournment thereof.

______________________________________________________________________________

Item 1. ___ FOR ___ AGAINST ___ ABSTAIN APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST
                AND BARTLETT & CO. WITH RESPECT TO THE BARTLETT SHORT TERM BOND FUND ON SUBSTANTIALLY THE SAME TERMS AS THE CURRENT INVESTMENT ADVISORY AGREEMENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED FOR PROPOSAL 1 UNLESS OTHERWISE INDICATED.
______________________________________________________________________________

         The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated November __ , 1995. Please sign exactly as name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

________________________________________________________

________________________________________________________

                 Signature of Shareholder(s)

Dated:__________________________________________________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

                                     PROXY

                           BARTLETT MANAGEMENT TRUST
                          BARTLETT CASH RESERVES FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                              DECEMBER ____, 1995

The undersigned shareholder of Bartlett Cash Reserves Fund (the "Fund") hereby revokes any proxies previously given and appoints Dale H. Rabiner, James B. Reynolds and James M. Miller, or any one of them, the undersigned's attorneys and proxies with full power of substitution to represent and to vote all shares of beneficial interest of the Fund which the undersigned is entitled to vote, at the Special Meeting of the Shareholders of Bartlett Management Trust to be held on December ___, 1995, and at any adjournment of the meeting (the "Meeting"), and Dale H. Rabiner, James B. Reynolds and James M. Miller are instructed to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, and are authorized to vote and act in their or his discretion on any other matter that may come before the Meeting or any adjournment thereof.

______________________________________________________________________________

Item 1. ___ FOR ___ AGAINST ___ ABSTAIN APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST
                AND BARTLETT & CO. WITH RESPECT TO THE BARTLETT CASH RESERVES FUND ON SUBSTANTIALLY THE SAME TERMS AS THE CURRENT INVESTMENT ADVISORY AGREEMENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED FOR PROPOSAL 1 UNLESS OTHERWISE INDICATED.
______________________________________________________________________________

         The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated November __ , 1995. Please sign exactly as name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

________________________________________________________

________________________________________________________

                 Signature of Shareholder(s)

Dated:__________________________________________________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.